UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2007 (January 24, 2007)

OMNI FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-33014	58-1990666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 2300, Atlanta, Georgia 30328

(Address of principal executive offices)

(770) 396-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 24, 2007, Omni Financial Services, Inc. (the “Company”) announced its earnings for the quarter and year ended December 31, 2006. A copy of the announcement is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated January 24, 2007 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI FINANCIAL SERVICES, INC.

Dated: January 25, 2007	By:	/s/ Constance Perrine
	Name:	Constance Perrine
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated January 24, 2007 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended).